SCHEDULE A14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE A14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Definitive proxy statement
[X] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                 QUALIVEST FUNDS
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                (Name of Registrant as Specified in Its Charter)


                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                           FIRST AMERICAN FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

November 3, 1997



Dear Qualivest Accountholder:

As you know, U.S. Bancorp and First Bank merged in August 1997. As part of our efforts to provide efficient service to all our customers, a number of operational and administrative areas are in the process of being consolidated between the two organizations. The proposed merger of the Qualivest Funds into the First American Family of Funds is one example of this.

We recently sent you a proxy package containing important information regarding the proposed merger of the Qualivest Funds with the First American Family of Funds. AS A QUALIVEST SHAREHOLDER, IT IS VERY IMPORTANT THAT YOU PUT FORTH YOUR VOTE REGARDING THIS PROPOSITION. IN THE EVENT THAT YOU NO LONGER HOLD SHARES OF THE QUALIVEST FUNDS, WE WOULD STILL APPRECIATE RECEIPT OF YOUR VOTE(S) AS A SHAREHOLDER OF RECORD ON SEPTEMBER 2, 1997.

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IF YOU HAVE ALREADY RESPONDED BY VOTING YOUR QUALIVEST MONEY MARKET SHARES,
PLEASE DISREGARD THIS LETTER.
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A DUPLICATE PROXY BALLOT IS ENCLOSED FOR YOUR CONVENIENCE.
Please note that you may receive one ballot for each Qualivest Money Market
Fund you own. All ballots must be voted and returned. IT IS CRITICAL THAT WE RECEIVE YOUR VOTE(S) REGARDING THIS MERGER AS QUICKLY AS POSSIBLE. PLEASE FAX YOUR VOTED BALLOT(S) TO "ATTENTION: DEBRA STREETER, SEI INVESTMENTS" AT 610-989-6176. (If you do not have access to a fax machine, kindly forward your ballot(s) as soon as possible in the enclosed business reply envelope provided.)

If you have any questions, please do not hesitate to contact your investment representative or The First American Funds directly at 1-800-637-2548. Thank you in advance for your cooperation in this matter.

Very truly yours,


QUALIVEST FUNDS

SEI
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735


                        U.S. TREASURY MONEY MARKET FUND
                         (A Series of Qualivest Funds)
                  3436 Stelzor Road, Columbus, Ohio 43219-3036

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF QUALIVEST FUNDS

         The undersigned hereby appoints Frank Deutchki, Gregory Maddox, Irimga McKay, Michael J. Radmer, and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of U.S. Treasury Money Market Fund (the "Fund"), a series of Qualivest Funds ("Qualivest"), held of record by the undersigned on September 2, 1997, at the Special Meeting of Shareholders of the Fund to be held on October 31, 1997, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Special Meeting hereby are revoked.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW. RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.


         PLEASE SIGN THIS PROXY EXACTLY AS
YOUR NAME APPEARS ABOVE. WHEN SHARES ARE HELD
BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN
SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE
AS SUCH. IF A CORPORATION, PLEASE SIGN IN
FULL CORPORATE NAME BY PRESIDENT OR OTHER
AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE
SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER
AUTHORIZED PERSON.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                  QUAUST      KEEP THIS PORTION FOR YOUR RECORDS
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                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
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U.S. TREASURY MONEY MARKET FUND



    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

    Vote On Proposals                                     FOR  AGAINST  ABSTAIN

    1.  PROPOSAL TO RATIFY AND APPROVE AN INTERIM
        ADVISORY AGREEMENT between Qualivest, on behalf   [ ]     [ ]      [ ]
        of the Fund, and First Bank National Association
        ("FBNA"), and the receipt of investment advisory fees by FBNA for the period from August 1, 1997 forward.

    2.  PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF
        REORGANIZATION providing for the transfer of the  [ ]     [ ]      [ ]
        assets and liabilities of the Fund to a
        corresponding fund of First American Funds, Inc.
        ("FAF") in exchange for shares of designated classes of the corresponding FAF fund.

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        Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date
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